SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 17, 2002

FIRSTBANK CORPORATION
(Exact name of registrant as
specified in its charter)

Michigan (State or other jurisdiction of incorporation)	0-14209 (Commission File Number)	38-2633910 (IRS Employer Identification no.)

311 Woodworth Avenue Alma, Michigan (Address of principal executive office)		48801 (Zip Code)

Registrant's telephone number, including area code: (989) 463-3131

Item 9.        Regulation FD Disclosure.

        On October 17, 2002, Firstbank Corporation (“Firstbank”) issued a news release with respect to its Third Quarter Results. A copy of the news release is attached as Exhibit 99.1.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 17, 2002	FIRSTBANK CORPORATION (Registrant)
	By:	/s/ Samuel G. Stone Samuel G. Stone Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release Dated October 17, 2002

EXHIBIT 99.1

FOR IMMEDIATE RELEASE		NEWS RELEASE
Date Submitted: NASDAQ Symbol:	October 17, 2002 FBMI	Contact:	Samuel G. Stone Executive Vice President and Chief Financial Officer (989) 466-7325

FIRSTBANK CORPORATION ANNOUNCES
THIRD QUARTER 2002 RESULTS

Highlights for the Quarter Include:

• Record earnings of $3.1 million, up 23% • 18.4% increase in earnings per share (diluted) • Expanded benefit from strong mortgage business • Strong asset quality and capital ratios

Alma, Michigan ---- Thomas R. Sullivan, President and Chief Executive Officer of Firstbank Corporation announced net income of $3,080,000 for the quarter ended September 30, 2002, compared to $2,503,000 for 2001, an increase of 23.1%. Earnings per share were $0.58 up 18.4% from $0.49 for the same quarter of 2001. Returns on average assets and average equity for the third quarter were 1.62% and 15.7%, respectively, compared with 1.33% and 14.5%, respectively, in the quarter ended September 30, 2001. All per share amounts are fully diluted amounts and have been adjusted to reflect the 5% stock dividend paid in December 2001.

The net income of $8,504,000 in the first nine months of 2002 represented an increase of 21.9% from operating earnings and an increase of 30.2% from net income in the first nine months of 2001. Net income in the 2001 first nine months included a one-time charge as previously disclosed. Earnings per share were $1.61 up 25.8% from $1.28 for the same period of 2001, and up 19.3% from operating earnings per share. Returns on average assets and average equity for the first nine months of 2002 were 1.53% and 15.1%, respectively, compared with 1.27% and 13.9%, respectively, in first nine months of 2001 excluding the one-time charge.

Total assets increased to $766,460,000 at September 30, 2002, compared to $736,292,000 at June 30, 2002, and were 2.9% over the level at September 30, 2001. Total loans, including $7.8 million of loans held for sale, increased 2.3% from June 30, 2002, and 2.0% from the year-ago level. The commercial loan portfolio increased 2.2% from June 30, 2002, and 9.3% from September 30, 2001. Total deposits increased 3.5% in the third quarter of 2002 and were 3.1% ahead of the year-ago level. Firstbank Corporation repurchased 71,710 shares of its common stock during the third quarter under the share repurchase program announced July 23, 2002. Shareholders’ equity increased 1.7% in the third quarter, as retained earnings and share issuance related primarily to dividend reinvestment and stock option exercises exceeded the impact of share repurchases. The ratio of average equity to average assets remained at 10.3% in the third quarter of 2002, the same as in the second quarter of 2002.

According to Mr. Sullivan, “The year 2002 is continuing with very strong earnings fueled by historically low funding costs and yet another surge in mortgage business in the third quarter. While our markets are not immune to regional or national economic and credit trends, we have been extremely pleased with the quality of our loan portfolio. Our charge-offs have remained very low, and the increase in non-performing loans is primarily confined to one borrower. Our overall delinquencies continue to be very low by historical standards. In pursuing our long term strategy of developing new growth opportunities, our initiative to establish a presence in Cadillac, Michigan, continued with the application for a branch office. Our experience in Cadillac to date reinforces our belief that this is a market where Firstbank’s approach to community banking will be successful.”

Firstbank Corporation’s net interest margin was 4.94% in the third quarter of 2002 compared to 4.95% in the prior quarter, and 4.67% in the third quarter of 2001. Improvements in the funding mix due to inflows of lower cost deposits are offsetting declining rate pressures on the loan and investment portfolios.

Mortgage refinance activity surged again in the third quarter of 2002. Gain on sale of mortgage loans of $1,236,000 in the third quarter of 2002 more than doubled the amount in the second quarter of 2002, and more than doubled the amount in the third quarter of 2001. Throughout the heavy re-finance activity, Firstbank Corporation’s servicing portfolio has continued to grow. The principal balance of loans serviced for others increased to $351.1 million as of September 30, 2002, an increase of 18% from $296.9 million at December 31, 2001, and 26% from $277.9 million at September 30, 2001.

The ratio of non-performing loans to total gross loans was 0.62% as of September 30, 2002. While this measure continues to be at a level considered in the industry to be favorable, the ratio increased sharply from 0.24% as of June 30, 2002 and 0.44% as of December 31, 2001. Most of the increase was related to one commercial borrowing customer who has payments past due over 90 days. Net charge-offs of loans in the first nine months of 2002 totaled $375,000, or 0.08% annualized as a percentage of average loans, compared to $178,000, or 0.04% annualized as a percentage of average loans in the first nine months of 2001. The provision for loan losses was $222,000 in the third quarter of 2002, compared to $223,000 in the second quarter of 2002 and $372,000 in the first quarter of 2002. The provision for loan losses for the first nine months of 2002 totaled $817,000 compared to $801,000 a year earlier.

Firstbank Corporation, headquartered in Alma, Michigan is currently a five bank financial services company with assets of $766 million and 42 offices located in central and northeast Michigan. Bank subsidiaries include: Firstbank - Alma; Firstbank (Mt. Pleasant); Firstbank - West Branch; Firstbank - Lakeview; and Firstbank - St. Johns. Other corporate affiliates include 1st Armored, Inc.; 1st Title; Gladwin Land Company, Inc.; and C. A. Hanes Realty, Inc. Investment services are available through affiliations with CB Wealth Management N.A., MML Investors Services, Inc., Raymond James Financial Services Inc., and SunAmerica Securities Inc.

This press release contains certain forward-looking statements that involve risks and uncertainties. When used in this press release the words “believe,” “expect,” “potential,” and similar expressions identify forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements concerning future asset quality and growth in assets and profitability and expected fiscal 2002 year-end results. Such statements are subject to certain risks and uncertainties which could cause actual results to differ materially from those expressed or implied by such forward-looking statements, including, but not limited to, economic, competitive, governmental and technological factors affecting the Company’s operations, markets, products, services, interest rates and fees for services. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release.

FIRSTBANK CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
EXCLUDING NONRECURRING ITEMS
(Dollars in thousands except per share data)
UNAUDITED

                                                            Three months Ended:            Nine months Ended:
                                                      ---------------------------------   ----------------------
                                                      Sept 30     June 30     Sept 30      Sept 30     Sept 30
                                                        2002       2002        2001         2002        2001
                                                      ---------  ----------  ----------   ----------  ----------
Interest income:
  Interest and fees on loans                           $11,589     $11,373     $12,762     $ 34,593     $39,215
  Investment securities
    Taxable                                                578         586         671        1,771       2,058
    Exempt from federal income tax                         282         291         315          873         975
    Short term investments                                  89          78         128          298         271
                                                      ---------  ----------  ----------   ----------  ----------
Total interest income                                   12,538      12,328      13,876       37,535      42,519

Interest expense:
  Deposits                                               2,950       3,029       4,608        9,242      14,997
  Notes payable and other                                1,060       1,019       1,333        3,192       4,550
                                                      ---------  ----------  ----------   ----------  ----------
Total interest expense                                   4,010       4,048       5,941       12,434      19,547

Net interest income                                      8,528       8,280       7,935       25,101      22,972
Provision for loan losses                                  222         223         370          817         801
                                                      ---------  ----------  ----------   ----------  ----------
Net interest income after provision for loan losses      8,306       8,057       7,565       24,284      22,171

Noninterest income:
  Gain on sale of mortgage loans                         1,236         580         527        2,818       1,484
  Service charges on deposit accounts                      653         585         515        1,781       1,433
  Trust fees                                                 2          35          79          108         251
  Gain on sale of securities                                 0          16           0            9          25
  Mortgage servicing                                     (224)       (102)          16        (386)          18
  Other                                                  1,266         957       1,183        3,253       3,167
                                                      ---------  ----------  ----------   ----------  ----------
Total noninterest income                                 2,933       2,071       2,320        7,583       6,378

Noninterest expense:
  Salaries and employee benefits                         3,640       3,279       3,260       10,465       9,834
  Occupancy                                                903         849         954        2,687       2,611
  Amortization of intangibles                              130         131         207          391         601
  FDIC insurance premium                                    23          25          25           72          77
  Michigan single business tax                              45          37          35          106         302
  Other                                                  1,878       1,717       1,711        5,439       4,874
                                                      ---------  ----------  ----------   ----------  ----------
Total noninterest expense                                6,619       6,038       6,192       19,160      18,299

Income before federal income taxes                       4,620       4,090       3,693       12,707      10,250
Federal income taxes                                     1,540       1,333       1,190        4,203       3,271
                                                      ---------  ----------  ----------   ----------  ----------
Income Excluding Nonrecurring Items                     $3,080      $2,757      $2,503       $8,504      $6,979

Nonrecurring items net of tax                                0           0           0            0         446
Net Income                                              $3,080      $2,757      $2,503       $8,504      $6,533
                                                      =========  ==========  ==========   ==========  ==========

Per Share Data Excluding Nonrecurring Items:
  Basic Earnings                                         $0.60       $0.53       $0.50        $1.65       $1.37
  Diluted Earnings                                       $0.58       $0.52       $0.49        $1.61       $1.35
  Dividends Paid                                         $0.19       $0.19       $0.17        $0.56       $0.50

Performance Ratios Excluding Nonrecurring Items:
  Return on Average Assets*                              1.62%       1.51%       1.33%        1.53%       1.27%
  Return on Average Equity*                              15.7%       14.7%       14.5%        15.1%       13.9%
  Net Interest Margin (FTE) *                            4.94%       4.95%       4.67%        4.92%       4.60%
  Book Value Per Share+                                 $15.32      $14.94      $14.58       $15.32      $14.58
  Average Equity/Average Assets                          10.3%       10.3%        9.2%        10.2%        9.1%
  Net Charge-offs                                           21          51          53          375         178
  Net Charge-offs as a % of Average Loans^*              0.01%       0.03%       0.01%        0.08%       0.04%

*  Annualized
+  Period End
^  Total loans less loans held for sale

FIRSTBANK CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands except per share data)
UNAUDITED

                                                             Three months Ended:                     Nine months Ended:
                                                          -------------------------------------   -------------------------
                                                           Sept 30      June 30      Sept 30        30-Sep       Sept 30
                                                             2002         2002         2001          2002          2001
                                                          -----------  -----------  -----------   ------------  -----------
Interest income:
  Interest and fees on loans                                 $11,589      $11,373      $12,762        $34,593      $39,215
  Investment securities
    Taxable                                                      578          586          671          1,771        2,058
    Exempt from federal income tax                               282          291          315            873          975
    Short term investments                                        89           78          128            298          271
                                                          -----------  -----------  -----------   ------------  -----------
Total interest income                                         12,538       12,328       13,876         37,535       42,519

Interest expense:
  Deposits                                                     2,950        3,029        4,608          9,242       14,997
  Notes payable and other                                      1,060        1,019        1,333          3,192        4,550
                                                          -----------  -----------  -----------   ------------  -----------
Total interest expense                                         4,010        4,048        5,941         12,434       19,547

Net interest income                                            8,528        8,280        7,935         25,101       22,972
Provision for loan losses                                        222          223          370            817          801
                                                          -----------  -----------  -----------   ------------  -----------
Net interest income after provision for loan losses            8,306        8,057        7,565         24,284       22,171

Noninterest income:
  Gain on sale of mortgage loans                               1,236          580          527          2,818        1,484
  Service charges on deposit accounts                            653          585          515          1,781        1,433
  Trust fees                                                       2           35           79            108          251
  Gain on sale of securities                                       0           16            0              9           25
  Mortgage servicing                                           (224)        (102)           16          (386)           18
  Other                                                        1,266          957        1,183          3,253        3,167
                                                          -----------  -----------  -----------   ------------  -----------
Total noninterest income                                       2,933        2,071        2,320          7,583        6,378

Noninterest expense:
  Salaries and employee benefits                               3,640        3,279        3,260         10,465        9,834
  Occupancy                                                      903          849          954          2,687        2,611
  Amortization of intangibles                                    130          131          207            391          601
  FDIC insurance premium                                          23           25           25             72           77
  Michigan single business tax                                    45           37           35            106          291
  Other                                                        1,878        1,717        1,711          5,439        5,561
                                                          -----------  -----------  -----------   ------------  -----------
Total noninterest expense                                      6,619        6,038        6,192         19,160       18,975

Income before federal income taxes                             4,620        4,090        3,693         12,707        9,574
Federal income taxes                                           1,540        1,333        1,190          4,203        3,041
                                                          -----------  -----------  -----------   ------------  -----------
Net Income                                                    $3,080       $2,757       $2,503         $8,504       $6,533
                                                          ===========  ===========  ===========   ============  ===========

Per Share Data:
  Basic Earnings                                               $0.60        $0.53        $0.50          $1.65        $1.30
  Diluted Earnings                                             $0.58        $0.52        $0.49          $1.61        $1.28
  Dividends Paid                                               $0.19        $0.19        $0.17          $0.56        $0.50

FIRSTBANK CORPORATION
CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)
UNAUDITED

                                                                       Sept 30      June 30        Dec 31        Sept 30
                                                                         2002        2002           2001          2001
                                                                      ----------- ------------   -----------   ------------
ASSETS

Cash and cash equivalents:
  Cash and due from banks                                                $24,249      $24,942       $27,187        $23,696
  Short term investments                                                  23,268       11,906        18,627         13,999
                                                                      ----------- ------------   -----------   ------------
Total cash and cash equivalents                                           47,517       36,848        45,814         37,695

Securities available for sale                                             77,945       71,753        71,978         76,956
Loans:
  Loans held for sale                                                      7,787        1,930         5,722          1,169
  Portfolio loans:
    Commercial                                                           318,939      312,187       299,412        291,855
    Real estate mortgage                                                 210,564      210,794       228,349        232,050
    Consumer                                                              76,031       74,738        72,593         76,226
                                                                      ----------- ------------   -----------   ------------
Total loans                                                              613,321      599,649       606,076        601,300
  Less allowance for loan losses                                        (11,480)     (11,279)      (11,038)       (10,481)
                                                                      ----------- ------------   -----------   ------------
Net loans                                                                601,841      588,370       595,038        590,819

Premises and equipment, net                                               17,445       17,463        17,624         16,953
Accrued interest receivable                                                3,274        3,546         3,595          4,179
Acquisition goodwill                                                       4,993        5,049         5,161          4,986
Other intangibles                                                          3,059        3,133         3,282          3,652
Other assets                                                              10,386       10,130         9,498          9,561
                                                                      ----------- ------------   -----------   ------------
TOTAL ASSETS                                                            $766,460     $736,292      $751,990       $744,801
                                                                      =========== ============   ===========   ============

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES

Deposits:
  Noninterest bearing accounts                                            91,569       86,033        86,736         83,690
  Interest bearing accounts:
  Demand                                                                 181,276      171,774       159,572        155,861
  Savings                                                                 80,443       79,004        73,218         73,137
  Time                                                                   219,526      216,661       241,613        243,096
                                                                      ----------- ------------   -----------   ------------
Total deposits                                                           572,814      553,472       561,139        555,784

Securities sold under agreements to
  repurchase and overnight borrowings                                     34,083       28,692        32,223         31,333
Notes payable                                                             69,608       66,119        75,615         75,843
Accrued interest and other liabilities                                    11,204       10,591        10,587         11,106
                                                                      ----------- ------------   -----------   ------------
Total liabilities                                                        687,709      658,874       679,564        674,066

SHAREHOLDERS' EQUITY
Preferred stock; no par value, 300,000
  shares authorized, none issued
Common stock; 10,000,000 shares authorized *                              63,226       64,341        63,100         57,957
Retained earnings                                                         13,880       11,781         8,260         11,274
Accumulated other comprehensive income                                     1,645        1,296         1,066          1,504
                                                                      ----------- ------------   -----------   ------------
Total shareholders' equity                                                78,751       77,418        72,426         70,735
                                                                      ----------- ------------   -----------   ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                              $766,460     $736,292      $751,990       $744,801
                                                                      =========== ============   ===========   ============

* Common stock shares issued and outstanding                           5,141,478    5,182,468     5,119,153      4,852,663

Asset Quality Ratios:
  Non-Performing Loans / Loans^                                            0.62%        0.24%         0.44%          0.32%
  Non-Perf. Loans + OREO / Loans^ + OREO                                   0.73%        0.33%         0.53%          0.50%
  Non-Performing Assets / Total Assets                                     0.57%        0.27%         0.42%          0.40%
  Allowance for Loan Loss as a % of Loans^                                 1.90%        1.89%         1.84%          1.74%
  Allowance / Non-Performing Loans                                          304%         769%          415%           538%

Quarterly Average Balances:
  Total Loans^                                                          $603,244     $590,624      $601,194       $599,899
  Total Earning Assets                                                  $701,206     $683,824      $700,604       $693,866
  Total Shareholders' Equity                                             $77,416      $75,295       $72,229        $68,406
  Total Assets                                                          $750,756     $732,978      $748,184       $742,825
  Diluted Shares Outstanding                                           5,297,526    5,286,234     5,177,205      4,926,665

^ Total Loans less loans held for sale